UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 July 30, 2012 (July 27, 2012)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

As of July 27, 2012, the Registrant's operating subsidiary, Norfolk Southern Railway Company ("NSR"), exercised its right under that certain Master Agreement dated as of July 27, 1999, by and between North Carolina Railroad Company and NSR, as amended (the "Agreement"), to extend the term of the Agreement for an additional 15 years so as to continue until December 31, 2029.  NSR has the further right, subject to the terms and conditions of the Agreement, to extend the term of the Agreement for another 15 years until December 31, 2044.  Please see Exhibit 10(i) to the Registrant's Form 10-K for the year ended December 31, 1999; Exhibit 10.3 to the Registrant's Form 10-Q for the quarterly period ended June 30, 2007; and Exhibit 10(q) to the Registrant's Form 10-K for the year ended December 31, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                   /s/ Howard D. McFadden

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date:  July 30, 2012